UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): MAY 5, 2003



                               SUCCESSORIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________


             ILLINOIS                     000-22834              36-3760230
    (State or other jurisdiction   (Commission file number)   (I.R.S. employer
         of incorporation)                                   identification no.)

         2520 DIEHL ROAD                                            60504
        AURORA, ILLINOIS                                          (Zip Code)
(Address of principal executive
           offices)

       Registrant's telephone number, including area code: (630) 820-7200

                                    NOT APPLICABLE
         (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.
         ------------

         On May 5, 2003, Successories, Inc. (the "Company") announced the filing of its annual report on Form 10-K for the fiscal year ended February 1, 2003. The Company also announced that it has closed all of its Company-owned stores, and that due to certain liquidity concerns, there may be doubt as to the Company's ability to continue to operate as a going concern. Attached as Exhibit
99.1 is a copy of the press release relating to the Company's announcements, which is incorporated herein by reference.

ITEM 7(C).  EXHIBITS.
            --------

Exhibit 99.1      Press Release dated May 5, 2003.


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              SUCCESSORIES, INC.



Date:  May 5, 2003            By:  /s/ John C. Carroll
                                   ---------------------------------------------
                                   John C. Carroll
                                   Interim President and Chief Executive
                                      Officer, Chief Financial Officer and Chief
                                      Operating Officer


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

99.1            Press Release dated May 5, 2003